FIRST AMENDMENT TO FIVE-YEAR REVOLVING CREDIT AGREEMENT
             -------------------------------------------------------


         THIS AMENDMENT (herein so called) is entered into as of May 7, 2002, among COMCAST CABLE COMMUNICATIONS, INC., a Delaware corporation ("Borrower"), AT&T COMCAST CORPORATION, a Pennsylvania corporation ("Parent"), the Lenders (herein so called) party to the Credit Agreement (hereinafter defined) and BANK OF AMERICA, N.A., as Administrative Agent (as defined in the Credit Agreement) for the Lenders.

         Borrower, Lenders and Administrative Agent are party to the Five-Year Revolving Credit Agreement dated as of August 24, 2000 (the "Credit Agreement"), and have agreed, upon the following terms and conditions, to amend the Credit Agreement in certain respects, and as so amended, to restate the Credit Agreement. Accordingly, for valuable and acknowledged consideration, Borrower, Parent, Lenders and Administrative Agent agree as follows:

         1. Terms and References. Unless otherwise stated in this Amendment, (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to "Sections", "Schedules" and "Exhibits" are to the Credit Agreement's sections, schedules and exhibits.

         2. Amendment and Restatement. Effective on the Effective Date (as defined in the Amended and Restated Credit Agreement), but subject to the satisfaction of the conditions precedent set forth in Paragraph 4 of this Amendment, the Credit Agreement is amended and, as so amended, is restated to read in its entirety as in Annex I attached hereto (the "Amended and Restated Credit Agreement"). Notwithstanding anything to the contrary contained herein or in any other Loan Document, no liability, right, remedy or claim shall arise, be asserted or be enforceable (i) at any time as against any AT&T Party or (ii) prior to the Effective Date (as defined in the Amended and Restated Credit Agreement), as against any AT&T Broadband Party, in each case by or on behalf of Administrative Agent, any Lender, Borrower or any Guarantor (as defined in the Amended and Restated Credit Agreement), in respect of the Obligations, this Agreement or any other Loan Document, all such liabilities, rights, remedies and claims, if any, being expressly waived. As used herein, (x) "AT&T Party" shall mean AT&T Corp., a New York corporation, or any of its Subsidiaries or any of the respective officers, directors, employees, representatives or agents of any of the foregoing, other than any AT&T Broadband Party and (y) "AT&T Broadband Party" shall mean AT&T Broadband Corp., a Delaware corporation, and its Subsidiaries.

         3. Conditions Precedent to Effectiveness of Amendment. This Amendment shall not be effective until Administrative Agent receives (a) counterparts of this Amendment executed by Borrower, Parent, Required Lenders and Administrative Agent, (b) unless waived by Administrative Agent, such evidence as Administrative Agent may request to verify that Borrower has paid all Attorney Costs of Administrative Agent to the extent invoiced prior to or on the date of the effectiveness of this Amendment, and (c) such other customary certificates, documents or opinions as Administrative Agent or Required Lenders reasonably may require.

         4. Conditions Precedent to Amendment and Restatement. The amendment and restatement of the Credit Agreement pursuant to this Amendment is subject to the satisfaction, on or before March 31, 2003, of the following conditions precedent (unless otherwise defined in this Paragraph 4, each defined term used in this Paragraph 4 has the meaning given such term in the Amended and Restated Credit Agreement):

                  (a) Unless waived by all Lenders, receipt by Administrative Agent of each of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer, each dated on, or in the case of third-party certificates, recently before, the Effective Date and each in form and substance satisfactory to Administrative Agent and its legal counsel:

                           (i) Executed counterparts of the Guarantee Agreement,
                  executed and delivered by each Guarantor;

                           (ii) Such certificates of resolution or other action,
                  incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as Administrative Agent may request to establish the identities of and verify the authority and capacity of each Responsible Officer of each Loan Party authorized to act as a Responsible Officer of each Loan Party with respect to this Amendment and the Amended and Restated Credit Agreement;

                           (iii) Such evidence as Administrative Agent may request to verify that each Loan Party is duly organized or formed, validly existing, in good standing and qualified to engage in business in each jurisdiction in which it is required to be qualified to engage in business, including certified copies of its organizational documents and certificates of good standing and/or qualification to engage in business;

                           (iv) A certificate signed by a Responsible Officer of
                  Borrower certifying (x) that the conditions specified in Paragraphs 4(h) and 4(i) of this Amendment have been satisfied, (y) that there has been no event or circumstance since December 31, 2001 that has a Material Adverse Effect, and (z) as to the Debt Ratings of Parent as of the Effective Date;

                           (v) An opinion of counsel to the Loan Parties in form
                  and substance reasonably satisfactory to Administrative Agent; and

                           (vi) Such other customary certificates,  documents or
                  opinions as Administrative Agent or Required Lenders may reasonably require.

                  (b) Prior to or substantially simultaneously with such amendment and restatement, Comcast Corporation and Broadband shall have merged into separate, wholly-owned subsidiaries of Parent in accordance with the terms of the Merger Agreement, the other Transactions contemplated by the Merger Agreement shall have been consummated in accordance with the terms of the Merger Agreement, and no provision of the Merger Agreement shall have been waived, amended, supplemented or otherwise modified in any manner which is materially adverse to the interests of Lenders.

                  (c) All material governmental and third party approvals necessary in connection with the Transactions and the financing thereof shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose materially adverse conditions on the Transactions or the financing thereof.

                  (d) Lenders shall have received the Reference Statements.

                  (e) Borrower shall have delivered a satisfactory pro forma consolidated balance sheet of (i) Parent and its Subsidiaries and (ii) the Restricted Group, in each case as at the date of the most recent consolidated balance sheet of Borrower included in the Reference Statements, adjusted to give effect to the consummation of the

         Transactions and the financing thereof as if such transactions had occurred on such date.

                  (f) The organizational and capital structure of Parent and its Subsidiaries, including the liabilities of the Subsidiaries of Parent, shall be substantially as described in the Confidential Information Memorandum dated March, 2002.

                  (g)  Parent's   Debt  Rating,   after  giving  effect  to  the
         consummation of the Transactions and the financing thereof, shall be BBB- or better by S&P and Baa3 or better by Moody's.

                  (h) The representations and warranties made by Borrower in the
         Amended and Restated Agreement, or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Amended and Restated Agreement, shall be correct in all material respects on and as of the Effective Date.

                  (i) No Default or Event of Default shall have occurred and be continuing on the Effective Date.

                  (j) Unless waived by Administrative Agent, Borrower shall have paid all Attorney Costs of Administrative Agent to the extent invoiced prior to or on the Effective Date.

                  (k) The Effective Date (as defined in the Parent Revolving and Term Credit Agreement) shall have occurred.

         5. Representations. Borrower represents and warrants to Lenders that as of the date of this Amendment, (a) the representations and warranties contained in Section 5 are correct in all material respects and (b) no Default or Event of Default has occurred and is continuing.

         6. Effect of Amendment. This Amendment is a Loan Document. Except as expressly modified and amended by this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         7.  Expenses.  Borrower  shall  pay all  reasonable  costs,  fees,  and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent's counsel in connection with the negotiation,
preparation,   delivery,  and  execution  of  this  Amendment  and  any  related documents.

         8. Miscellaneous. Unless stated otherwise herein, (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions shall not be construed in interpreting provisions of this Amendment, (c) this Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document, and (f) this Amendment and the Credit Agreement, as amended by this Amendment, constitute the entire agreement and understanding among the parties hereto and supercede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

         9. Parties. This Amendment binds and inures to the benefit of Borrower, Administrative Agent, Lenders, and their respective permitted successors and assigns, and also inures to the benefit of the AT&T Parties and the AT&T Broadband Parties as provided in the second sentence of Paragraph 2 of this Amendment.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]

         Signature Page to that certain Five-Year Revolving Credit Agreement dated as of the date first set forth above, among Comcast Cable Communications, Inc., as Borrower, AT&T Comcast Corporation, as Parent, each Lender, and Bank of America, N.A., as Administrative Agent.

COMCAST CABLE COMMUNICATIONS, INC., as Borrower                       CITIBANK, N.A., as a Lender


By:      /s/ Kenneth Mikalauskas                                      By:  /s/ Carolyn A. Kee
         -----------------------------------------------------             ---------------------------------------------------------
     Kenneth Mikalauskas, Vice President - Finance                         Carolyn A. Kee, Vice President


AT&T COMCAST CORPORATION,                                             BARCLAYS BANK PLC, as a Lender
as Parent

                                                                      By:  /s/ Timothy C. Harrington
By:  /s/ Arthur R. Block                                                   ---------------------------------------------------------
     ---------------------------------------------------------             Timothy C. Harrington, Director
     Arthur R. Block, Senior Vice President

                                                                      WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender
BANK OF AMERICA, N.A., as
Administrative Agent and as a Lender
                                                                      By:  /s/ John D. Brady
                                                                           ---------------------------------------------------------
By:  /s/ Todd Shipley                                                      John D. Brady, Director
     ---------------------------------------------------------
     Todd Shipley, Managing Director
                                                                      FLEET NATIONAL BANK, as a Lender

JPMORGAN CHASE BANK, as a Lender
                                                                      By:  /s/ Michael Elwell
                                                                           ---------------------------------------------------------
By:  /s/ Tracey Navin Ewing                                                Michael Elwell, Vice President
     ---------------------------------------------------------
     Tracey Navin Ewing, Vice President
                                                                      PNC BANK, NATIONAL ASSOCIATION, as a Lender

THE BANK OF NEW YORK, as a Lender
                                                                      By:  /s/ Daniel Isaacs
                                                                           ---------------------------------------------------------
By:  /s/ Michael E. Masters                                                Daniel Isaacs, Commercial Banking Officer
     ---------------------------------------------------------
     Michael E. Masters, Assistant Vice President
                                                                      THE BANK OF NOVA SCOTIA, as a Lender
MIZUHO CORPORATE BANK, LTD., as a Lender

                                                                      By:  /s/ Brenda S. Insull
By:  /s/ Raymond Ventura                                                   ---------------------------------------------------------
     ---------------------------------------------------------             Brenda S. Insull, Authorized Signatory
     Raymond Ventura, Senior Vice President



         Signature Page to that certain Five-Year Revolving Credit Agreement dated as of the date first set forth above, among Comcast Cable Communications, Inc., as Borrower, AT&T Comcast Corporation, as Parent, each Lender, and Bank of
America, N.A., as Administrative Agent.


SUNTRUST BANK, as a Lender                                            BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a Lender


By:  /s/ J. Eric Millham                                              By:  /s/ Mark R. Marron
     ---------------------------------------------------------             ---------------------------------------------------------
     J. Eric Millham, Director                                             Mark R. Marron, Vice President & Manager


DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender                         BAYERISCHE LANDESBANK GIROZENTRALE,
                                                                      CAYMAN ISLANDS BRANCH, as a Lender

By:  /s/ William W. McGinty
     ---------------------------------------------------------        By:  /s/ Peter Obermann
     William W. McGinty, Director                                          ---------------------------------------------------------
                                                                           Peter Obermann, Senior Vice President

By:  /s/ Christopher S. Hall
     ---------------------------------------------------------        By:  /s/ Matthew DeCarlo
     Christopher S. Hall, Managing Director                                ---------------------------------------------------------
                                                                           Matthew DeCarlo, Second Vice President

WESTDEUTSCHE LANDESBANK GIROZENTRALE,
NEW YORK BRANCH, as a Lender                                          LLOYDS TSB BANK PLC, as a Lender


By:  /s/ Lucie Guernsey                                               By:  /s/ Windsor R. Davies
     ---------------------------------------------------------             ---------------------------------------------------------
     Lucie Guernsey, Director                                              Windsor R. Davies, Director,
                                                                           Corporate Banking, USA

By:  /s/ Lisa Walker
     ---------------------------------------------------------        By:  /s/ Lisa Maguire
     Lisa Walker, Associate Director                                       ---------------------------------------------------------
                                                                           Lisa Maguire, Assistant Vice President

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
                                                                      LEHMAN COMMERCIAL PAPER INC., as a Lender

By:  /s/ Leo E. Pagarigan
     ---------------------------------------------------------        By:  /s/ G. Andrew Keith
     Leo E. Pagarigan, Vice President                                      ---------------------------------------------------------
                                                                           G. Andrew Keith, Authorized Signatory

MELLON BANK, N.A., as a Lender


By:  /s/ Alexander M. Gordon
     ---------------------------------------------------------
     Alexander M. Gordon, Assistant Vice President




         Signature Page to that certain Five-Year Revolving Credit Agreement dated as of the date first set forth above, among Comcast Cable Communications, Inc., as Borrower, AT&T Comcast Corporation, as Parent, each Lender, and Bank of
America, N.A., as Administrative Agent.



BNP PARIBAS, as a Lender                                              DRESDNER BANK AG, NEW YORK AND
                                                                      GRAND CAYMAN BRANCHES, as a Lender

By:  /s/ Serge Desrayaud
     ---------------------------------------------------------        By:  /s/ Brian E. Haughney
     Serge Desrayaud, Managing Director Media                              ---------------------------------------------------------
     & Telecomm Finance Group                                              Brian E. Haughney, Vice President


By:  /s/ Ola Anderssen                                                By:  /s/ William E. Lambert
     ---------------------------------------------------------             ---------------------------------------------------------
     Ola Anderssen, Director                                               William E. Lambert, Vice President


PB CAPITAL CORPORATION, as a Lender                                   ALLFIRST BANK, as a Lender


By:  /s/ Thomas Dearth                                                By:  /s/ Timothy A. Knabe
     ---------------------------------------------------------             ---------------------------------------------------------
     Thomas Dearth, Associate                                              Timothy A. Knabe, Vice President


By:  /s/ Jeffrey Frost                                                CREDIT SUISSE FIRST BOSTON, as a Lender
     ---------------------------------------------------------
     Jeffrey Frost, Managing Director Portfolio
     Management                                                       By:  /s/ Paul J. Corona
                                                                           ---------------------------------------------------------
                                                                           Paul J. Corona, Director
ARAB BANK PLC, as a Lender

                                                                      By:  /s/ Cassandra Droogan
By:  /s/ Samer Tamimi                                                      ---------------------------------------------------------
     ---------------------------------------------------------             Cassandra Droogan, Associate
     Samer Tamimi, Vice President

                                                                      U.S. BANK NATIONAL ASSOCIATION, as a Lender
BANK ONE, NA, as a Lender

                                                                      By:  /s/ Jaycee Earll
By:  /s/ Curtis R. Worthington                                             ---------------------------------------------------------
     ---------------------------------------------------------             Jaycee Earll, Assistant Vice President
     Curtis R. Worthington, Associate Director

                                                                      MERRILL LYNCH CAPITAL CORPORATION, as a Lender


                                                                      By:  /s/ Zoran Fotak
                                                                           ---------------------------------------------------------
                                                                           Zoran Fotak, Managing Director






         Signature Page to that certain Five-Year Revolving Credit Agreement dated as of the date first set forth above, among Comcast Cable Communications, Inc., as Borrower, AT&T Comcast Corporation, as Parent, each Lender, and Bank of
America, N.A., as Administrative Agent.




FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender


By:  /s/ James H. Atchley
     ---------------------------------------------------------
     James H. Atchley, Senior Vice President



                                     ANNEX I

                  FORM OF AMENDED AND RESTATED CREDIT AGREEMENT










































                    Annex I to First Amendment to Five-Year Credit Agreement